SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            January 29, 1996
                                                            ----------------



                              AMTECH SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Arizona                        0-11412                 86-0411215
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                    File Number)            Identification No.)



131 South Clark Drive, Tempe. Arizona                             85281
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code           (602) 967-5146
                                                             --------------



                                 Not applicable
               ----------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

Item 2.  Acquisition or Disposition of Assets.

         On December 29, 1995, Amtech Systems, Inc. ("Amtech" or the "Company") entered into an Agreement and Plan of Reorganization and Corporate Separation with Eugene R. Hartman, a Vice President and director of Amtech and the President of Echelon (the "Agreement"), to split-off the contract personnel business operated by Amtech through Echelon Service Company, a wholly-owned subsidiary of the Company ("Echelon"). On January 29, 1996, the parties closed the split-off transaction (the "Split-Off") effective as of December 31, 1995. The Company transferred all of the stock of Echelon held by it to Mr. Hartman in exchange for 98,016 shares of Amtech Common Stock held by Mr. Hartman and additional cash consideration. The total consideration for the Echelon stock was valued at approximately $800,000. A cash dividend in the amount of $393,368 was distributed by Echelon to Amtech prior to the Spilt-Off. Pursuant to the Agreement, Mr. Hartman acquired all of the assets and assumed all of the liabilities of Echelon.

         Prior to entering into the Echelon Agreement with Mr. Hartman, the Company sought and negotiated offers from third parties. However, in the opinion of the Board, the best offer was tendered by Mr. Hartman. The transaction was conducted at arms' length, and management does not believe that a better deal could have been made with unrelated third parties.

         As of January 26, 1996, Mr. Hartman has resigned as an officer of Amtech. Mr. Hartman will cease to be a director of the Company upon election of a successor at the Company's annual meeting of shareholders to be held on February 29, 1996.

Item 7.   Financial Statements and Exhibits.

    (a)      Financial Statements of Business Sold.  Not applicable

    (b)      Pro Forma Financial Information.
                                                                Method of Filing
                                                                ----------------
             (1)  Pro Forma Balance Sheet as of
                  September 30, 1995                             Filed herewith

             (2)  Pro Forma Statement of Operations
                  for the Year Ended September 30, 1995          Filed herewith

             (3)  Notes to Pro Forma Financial Statements        Filed herewith


    (c)      Exhibits.

Exhibit No.  Description                                        Method of Filing
----------   -----------                                        ----------------

     1       Agreement and Plan of Reorganization and            Filed herewith.
             Corporate Separation between Amtech
             Systems, Inc. and Eugene R. Hartman

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMTECH SYSTEMS, INC.



Date:   February 9, 1996                By       /s/ Robert T. Hass
                                                -------------------------------
                                                 Robert T. Hass
                                                 Vice President-Finance (Chief
                                                 Financial & Accounting Officer)

                        AMTECH SYSTEMS, INC. AND SUBSIDIARIES
                                PRO FORMA BALANCE SHEET
                                   SEPTEMBER 30, 1995
                                     (In Thousands)

                                                                      PRO FORMA
                                             ACTUAL                  ADJUSTMENTS         PRO FORMA
                                          -----------               -----------        -----------

    CURRENT ASSETS:
      Cash and Cash Equivalents                  $834      1)              ($45)              $789
      Short-term Investments                    3,671                                        3,671
      Accounts Receivable                       2,287      1)              (394)             1,893
      Inventories                                 524                                          524
      Deferred Income Taxes                       165                                          165
      Prepaid Expenses                             45      1)                (6)                39
                                          -----------               -----------        -----------
           Total Current Assets                 7,526                      (445)             7,081
                                          -----------               -----------        -----------

    PROPERTY AND EQUIPMENT -
      At Cost                                   1,149      1)               (56)             1,093
      Less Accumulated
       Depreciation and
       Amortization                              (499)     1)               (38)             (461)
                                          -----------               -----------        -----------
                                                  650                       (18)               632
                                          -----------               -----------        -----------

    PURCHASE PRICE IN EXCESS
    OF NET ASSETS ACQUIRED                         85      1)               (85)                 0
                                          -----------               -----------        -----------

    OTHER ASSETS                                  104      1)               (17)                87
                                          -----------               -----------        -----------
                                               $8,365                     ($565)            $7,800
                                          ===========               ===========        ===========


    CURRENT LIABILITIES:
      Accounts Payable                           $528      1)                (1)               527
      Accrued Liabilities                         610      1)               (91)               519
      Income Taxes Payable                        225                                          225
                                          -----------               -----------        -----------
           Total Current Liabilities            1,363                       (92)             1,271
                                          -----------               -----------        -----------

    STOCKHOLDERS' INVESTMENT:
      Common Stock                                 22      1)                (1)                21
      Additional Paid-in Capital                7,872      1)              (808)             7,064
      Foreign Currency Translation                 29                                           29
      Accumulated Deficit                        (921)     1)               336               (585)
                                          -----------               -----------        -----------
                                                7,002                      (473)             6,529
                                          -----------               -----------        -----------
                                               $8,365                     ($565)            $7,800
                                          ===========               ===========        ===========


                 SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS

                      AMTECH SYSTEMS, INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED SEPTEMBER 30, 1995
               (In Thousands, except shares and per share amounts)

                                                                                PRO FORMA
                                                       ACTUAL                  ADJUSTMENTS         PRO FORMA
                                                    -----------               -----------        -----------
    SEMICONDUCTOR EQUIPMENT:
      Net Product Sales                                  $6,864                                       $6,864
      Cost of Product Sales                               4,559                                        4,559
                                                    -----------               -----------        -----------
        Gross Margin                                      2,305                         0              2,305
      Selling and General                                 1,970                                        1,970
                                                    -----------               -----------        -----------
      Operating Profit                                      335                         0                335
                                                    -----------               -----------        -----------

    GENERAL CORPORATE EXPENSES                              295                                          295
    INTEREST INCOME-NET                                     221                                          221
                                                    -----------               -----------        -----------
    INCOME FROM CONTINUING
      OPERATIONS BEFORE INCOME TAXES                        261                         0                261

    INCOME TAX PROVISION                                     90                                           90
                                                    -----------               -----------        -----------
    INCOME FROM CONTINUING OPERATIONS                       171                         0                171
                                                    -----------               -----------        -----------

    DISCONTINUED TECHNICAL CONTRACT PERSONNEL:
      Net Revenues                                        4,548      2)            (4,548)                 0
      Cost of Revenues                                    4,005      2)            (4,005)                 0
                                                    -----------               -----------        -----------
        Gross Margin                                        543                      (543)                 0
      Selling and General                                   457      2)              (457)                 0
                                                    -----------               -----------        -----------
    INCOME FROM DISCONTINUED
      OPERAITONS BEFORE INCOME TAXES                         86                       (86)                 0

    INCOME TAX PROVISION                                     30                       (30)                 0
                                                    -----------               -----------        -----------
    INCOME FROM DISCONTINUED OPERATIONS                      56                       (56)                 0
                                                    -----------               -----------        -----------

    NET INCOME                                             $227                      ($56)              $171
                                                    ===========               ===========        ===========

    PRIMARY EARNINGS PER SHARE:
      INCOME FROM CONTINUING OPERATIONS                   $0.09                                        $0.09
      NET INCOME                                          $0.12                                        $0.09
      AVERAGE OUTSTANDING SHARES                      1,901,426                                    1,901,426


    PRIMARY EARNINGS PER SHARE:
      INCOME FROM CONTINUING OPERATIONS                   $0.09                                        $0.09
      NET INCOME                                          $0.12                                        $0.09
      AVERAGE OUTSTANDING SHARES                      1,901,426                                    1,901,426


                  SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS

                          AMTECH SYSTEMS, INC. AND SUBSIDIARIES
                         NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   SEPTEMBER 30, 1995


    Transaction Involving Disposition of Assets:

     1) On December 31, 1995, Amtech Systems, Inc. ("Amtech" or the "Company") entered into an Agreement and Plan of Reorganization and Corporate Separation with Eugene R. Hartman, a Vice President and director of the Company and the President of Echelon (the "Agreement"), to split-off the contract personnel business operated by the Company through Echelon Service Company, a wholly-owned subsidiary of the Company ("Echelon"). On January 29, 1996, the parties closed the split-off transaction (the "Split-Off") effective as of December 31, 1995. A cash dividend in the amount of $393,368 was distributed by Echelon to Amtech prior to the Split-off. At closing, the Company transferred all of the stock of Echelon held by it to Mr. Hartman in exchange for 98,016 shares of Amtech Common Stock held by Mr. Hartman. This pro forma entry reflects the disposition of all the assets and liabilities of Echelon Service Company, less the $393,368 cash dividend, in exchange for the Amtech Common Stock. The Split-Off has been structured to be a tax-free reorganization and, as such, no provision for income taxes has been recognized in the pro forma balance sheet.


    2) The results of operations for the year ended September 30, 1995, were prepared on a pro forma basis as though the disposition of the contract personnel operations operated through Echelon had occurred on September 30, 1994.